068 P-1 12/13

SUPPLEMENT DATED December  20, 2013

TO THE prospectus dated October 4, 2013

OF

Franklin K2 Alternative Strategies Fund

(Franklin Alternative Strategies Funds)

The Prospectus is amended as follows:

I.             For the “Fund Summary—Fees and Expenses of the Fund” section, the “Annual Fund Operating Expenses” table and footnote on page 3 are restated as follows:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	2.05%	2.05%	2.05%	2.05%	2.05%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None	None
Other expenses:[1]
Other expenses of the Fund	0.70%	0.70%	0.70%	0.69%	0.70%
Other expenses of the Subsidiary	0.19%	0.19%	0.19%	0.19%	0.19%
Dividend expense and security borrowing fees for securities sold short	0.30%	0.30%	0.30%	0.30%	0.30%
Total annual Fund operating expenses	3.54%	4.24%	3.74%	3.23%	3.24%
Fee waiver and/or expense reimbursement[1]	-0.79%	-0.79%	-0.79%	-0.79%	-0.79%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	2.75%	3.45%	2.95%	2.44%	2.45%

1. Other expenses of the Fund and other expenses of the Subsidiary are based upon estimated amounts for the current fiscal year. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place.  Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b‑1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain non-routine expenses) for each class of the Fund do not exceed (and could be less than) 2.15% until at least October 4, 2014. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

II.             For the “Fund Summary—Fees and Expenses of the Fund” section, the Example on pages 3-4 is replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$837	$1,529
Class C	$448	$1,218
Class R	$298	$1,071
Class R6	$247	$921
Advisor Class	$248	$924
If you do not sell your shares:
Class C	$348	$1,215

III.             For the “Fund Details—Management” section, the following information is inserted into the table on page 39:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Graham Capital Management, L.P.	Global Macro	40 Highland Avenue Rowayton, Connecticut 06853

IV.             For the “Fund Details—Management” section, the following information is inserted at the end of the second to last paragraph of the section on page 40:

The Investment Manager has also contractually agreed to waive an amount of investment management fees that it receives from the Fund in an amount equal to the investment management fees it receives from the Subsidiary. This waiver relating to the Subsidiary may not be terminated by the Investment Manager and will remain in effect for as long as the investment management agreement between the Fund and the Investment Manager is in place.

Please keep this supplement for future reference.